Exhibit 99

SCHLUMBERGER LIMITED

HISTORICAL UNAUDITED CONSOLIDATED FINANCIAL INFORMATION

SCHLUMBERGER LIMITED

HISTORICAL UNAUDITED CONSOLIDATED FINANCIAL INFORMATION

Schlumberger has restructured and reorganized to prepare for a new industry future. This new structure is aligned with our customers’ workflows and is directly linked to our corporate strategy, a key element of which is customer collaboration.

The new Schlumberger organization consists of four Divisions that combine and integrate our technologies, enhancing the portfolio of capabilities that support the emerging long-term growth opportunities in each of these market segments.

The four Divisions are:

•	Digital & Integration

•	Reservoir Performance

•	Well Construction

•	Production Systems

Digital & Integration - Combines our software and seismic businesses with our integrated offering of Asset Performance Solutions (“APS”). APS helps develop or redevelop fields while increasing production, improving cash flow, and extending recovery for our customers by providing fit-for-purpose solutions. Through digital solutions and technologies, this Division supports the future of software, digital infrastructure, connected assets, and data, while enhancing efficiency to improve asset and enterprise-wide performance for our customers.

The primary offerings comprising this Division are: software integrated solutions, multiclient seismic, and Asset Performance Solutions.

Reservoir Performance - Consists of reservoir-centric technologies and services that are critical to optimizing reservoir productivity and performance. Reservoir Performance develops and deploys innovative technologies and services to evaluate, intervene and stimulate reservoirs that help customers understand subsurface assets and maximize their value.

The primary offerings comprising this Division are: wireline, testing services, well stimulation, slickline, coiled tubing services and OneStim®.

Well Construction - Combines the full portfolio of products and services to optimize well placement and performance, maximize drilling efficiency, and improve wellbore assurance. Well Construction provides operators and drilling rig manufacturers with services and products related to designing and constructing a well.

The primary offerings comprising this Division are: wellbore drilling (including measurements-while-drilling), drilling fluids, drill bits, drilling tools, integrated drilling services, cementing, pressure control equipment, rotary drilling equipment, and land rigs.

Production Systems - Develops technologies and provides expertise that enhance production and recovery from subsurface reservoirs to the surface, into pipelines, and to refineries. Production Systems provides a comprehensive portfolio of equipment and services including subsurface production systems, subsea and surface equipment and services, and midstream production systems.

The primary offerings comprising this Division are: artificial lift, surface systems, valves and process systems, completions equipment, production technology solutions, production facilities, and OneSubsea®.

SCHLUMBERGER LIMITED

HISTORICAL UNAUDITED CONSOLIDATED FINANCIAL INFORMATION

Commencing in the fourth quarter of 2020, the Divisions form the basis of Schlumberger’s segment reporting. In order to provide additional perspective on this change in segments, Schlumberger has prepared the accompanying unaudited historical consolidated financial information on the basis of the new reporting structure. Schlumberger has also provided supplemental unaudited financial information on a geographical basis.

The change in segment reporting had no impact on Schlumberger’s consolidated revenue, income before taxes, net income or earnings per share for any period.

SCHLUMBERGER LIMITED

UNAUDITED QUARTERLY FINANCIAL INFORMATION

(Stated in Millions)

	Nine Months 2020
	Q1		Q2		Q3		Nine Months
	Revenue	Income (Loss) Before Taxes	Revenue	Income (Loss) Before Taxes	Revenue	Income (Loss) Before Taxes	Revenue	Income (Loss) Before Taxes
Digital & Integration	$885	$151	$619	$108	$739	$202	$2,243	$461
Reservoir Performance	1,969	134	1,170	22	1,215	103	4,354	259
Well Construction	2,815	331	2,089	180	1,835	172	6,739	683
Production Systems	1,912	191	1,557	145	1,532	132	5,001	468
Eliminations & other	(126)	(31)	(79)	(59)	(63)	(34)	(268)	(124)

		776		396		575		1,747
Corporate & other (1)		(228)		(169)		(151)		(548)
Interest income (2)		15		7		3		25
Interest expense (3)		(129)		(137)		(131)		(397)
Charges & credits		(8,523)		(3,723)		(350)		(12,596)

	$7,455	$(8,089)	$5,356	$(3,626)	$5,258	$(54)	$18,069	$(11,769)

	Full Year 2019
	Q1		Q2		Q3		Q4		2019
	Revenue	Income (Loss) Before Taxes	Revenue	Income (Loss) Before Taxes	Revenue	Income (Loss) Before Taxes	Revenue	Income (Loss) Before Taxes	Revenue	Income (Loss) Before Taxes
Digital & Integration	$935	$188	$1,017	$205	$1,081	$230	$1,112	$259	$4,145	$882
Reservoir Performance	2,308	221	2,409	250	2,460	294	2,122	227	9,299	992
Well Construction	2,890	352	2,960	337	3,021	367	3,009	373	11,880	1,429
Production Systems	1,893	173	2,030	218	2,112	250	2,132	206	8,167	847
Eliminations & other	(147)	(26)	(147)	(42)	(133)	(45)	(147)	(59)	(574)	(172)

		908		968		1,096		1,006		3,978
Corporate & other (1)		(273)		(238)		(231)		(215)		(957)
Interest income (2)		10		9		7		7		33
Interest expense (3)		(136)		(146)		(151)		(138)		(571)
Charges & credits		—		—		(12,692)		(209)		(12,901)

	$7,879	$509	$8,269	$593	$8,541	$(11,971)	$8,228	$451	$32,917	$(10,418)

SCHLUMBERGER LIMITED

UNAUDITED QUARTERLY FINANCIAL INFORMATION

(Stated in Millions)

	Full Year 2018
	Q1		Q2		Q3		Q4		2018
	Revenue	Income Before Taxes	Revenue	Income Before Taxes	Revenue	Income Before Taxes	Revenue	Income Before Taxes	Revenue	Income Before Taxes
Digital & Integration	$923	$191	$940	$228	$960	$222	$997	$241	$3,820	$882
Reservoir Performance	2,385	222	2,629	331	2,699	365	2,337	251	10,050	1,169
Well Construction	2,628	351	2,743	346	2,944	397	2,995	371	11,310	1,465
Production Systems	1,993	200	2,079	230	2,080	221	2,016	192	8,168	843
Eliminations & other	(100)	8	(88)	(40)	(179)	(52)	(166)	(88)	(533)	(172)

		972		1,095		1,153		967		4,187
Corporate & other (1)		(224)		(240)		(235)		(238)		(937)
Interest income (2)		26		11		8		7		52
Interest expense (3)		(131)		(135)		(139)		(132)		(537)
Charges & credits		—		(184)		—		43		(141)

	$7,829	$643	$8,303	$547	$8,504	$787	$8,179	$647	$32,815	$2,624

(1)

Comprised principally of certain corporate expenses not allocated to the segments, stock-based compensation costs, amortization expense associated with certain intangible assets, certain centrally managed initiatives and other nonoperating items.

(2)	Excludes amounts which are included in the segments’ income (nine months ended September 30, 2020: $1 million; full year 2019: $8 million; full year 2018: $8 million).
(3)	Excludes amounts which are included in the segments’ income (nine months ended September 30, 2020: $22 million; full year 2019: $38 million; full year 2018: $38 million).

SCHLUMBERGER LIMITED

UNAUDITED FINANCIAL INFORMATION

(Stated in Millions)

	Full Year 2019
	Revenue	Income (Loss) Before Taxes	Depreciation and Amortization (4)	Interest, net (5)	EBITDA (6)	Capital Investments (7)
Digital & Integration	$4,145	$882	$1,069	$19	$1,970	$1,020
Reservoir Performance	9,299	992	807	13	1,812	569
Well Construction	11,880	1,429	656	—	2,085	650
Production Systems	8,167	847	390	(1)	1,236	384
Eliminations & other	(574)	(172)	250	(1)	77	113

		3,978	3,172	30	7,180	2,736
Corporate & other (1)		(957)	417		(540)
Interest income (2)		33
Interest expense (3)		(571)
Charges & credits		(12,901)

	$32,917	$(10,418)	$3,589	$30	$6,640	$2,736

	Full Year 2018
	Revenue	Income (Loss) Before Taxes	Depreciation and Amortization (4)	Interest, net (5)	EBITDA (6)	Capital Investments (7)
Digital & Integration	$3,820	$882	$894	$29	$1,805	$1,091
Reservoir Performance	10,050	1,169	850	1	2,020	899
Well Construction	11,310	1,465	713	—	2,178	769
Production Systems	8,168	843	423	(1)	1,265	343
Eliminations & other	(533)	(172)	237	1	66	139

		4,187	3,117	30	7,334	3,241
Corporate & other (1)		(937)	439		(498)
Interest income (2)		52
Interest expense (3)		(537)
Charges & credits		(141)

	$32,815	$2,624	$3,556	$30	$6,836	$3,241

(1)

Comprised principally of certain corporate expenses not allocated to the segments, stock-based compensation costs, amortization expense associated with certain intangible assets, certain centrally managed initiatives and other nonoperating items.

(2)	Excludes amounts which are included in the segments’ income (2019: $8 million; 2018: $8 million.)
(3)	Excludes amounts which are included in the segments’ income (2019: $38 million; 2018: $38 million.)
(4)	Includes depreciation of property, plant and equipment and amortization of intangible assets, Asset Performance Solutions (“APS”) investments and multiclient data seismic costs.
(5)	Excludes interest income and expense recorded at the corporate level.
(6)

EBITDA represents income before taxes excluding depreciation and amortization, interest income, interest expense and charges & credits. Management believes that EBITDA is an important profitability measure for Schlumberger and that it allows investors and management to more efficiently evaluate Schlumberger’s operations period over period, and to identify operating trends that could otherwise be masked. EBITDA is also used by management as a performance measure in determining certain incentive compensation. EBITDA should be considered in addition to, not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP.

(7)	Capital investments includes capital expenditures, APS investments and multiclient seismic data costs capitalized.

SCHLUMBERGER LIMITED

UNAUDITED GEOGRAPHICAL FINANCIAL INFORMATION

(Stated in Millions)

	Full Year 2019
	Revenue	Income (Loss) Before Taxes	Depreciation and Amortization (4)	Interest, net (5)	EBITDA (6)
International	$22,242	$3,645	$2,004	$7	$5,656
North America	10,446	526	955	22	1,503
Eliminations & other	229	(193)	213	1	21

		3,978	3,172	30	7,180
Corporate & other (1)		(957)	417		(540)
Interest income (2)		33
Interest expense (3)		(571)
Charges & credits		(12,901)

	$32,917	$(10,418)	$3,589	$30	$6,640

	Full Year 2018
	Revenue	Income Before Taxes	Depreciation and Amortization (4)	Interest, net (5)	EBITDA (6)
International	$20,708	$3,559	$1,956	$20	$5,535
North America	11,730	872	922	11	1,805
Eliminations & other	377	(244)	239	(1)	(6)

		4,187	3,117	30	7,334
Corporate & other (1)		(937)	439		(498)
Interest income (2)		52
Interest expense (3)		(537)
Charges & credits		(141)

	$32,815	$2,624	$3,556	$30	$6,836

(1)

Comprised principally of certain corporate expenses not allocated to the segments, stock-based compensation costs, amortization expense associated with certain intangible assets, certain centrally managed initiatives and other nonoperating items.

(2)	Excludes amounts which are included in the segments’ income (2019: $8 million; 2018: $8 million.)
(3)	Expense excludes amounts which are included in the segments’ income (2019: $38 million; 2018: $38 million.)
(4)	Includes depreciation of property, plant and equipment and amortization of intangible assets, APS investments and multiclient data seismic costs.
(5)	Excludes interest income and expense recorded at the corporate level.
(6)

EBITDA represents income before taxes excluding depreciation and amortization, interest income, interest expense and charges & credits. Management believes that EBITDA is an important profitability measure for Schlumberger and that it allows investors and management to more efficiently evaluate Schlumberger’s operations period over period, and to identify operating trends that could otherwise be masked. EBITDA is also used by management as a performance measure in determining certain incentive compensation. EBITDA should be considered in addition to, not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP.

(7)	Capital investments includes capital expenditures, APS investments and multiclient seismic data costs capitalized.

SCHLUMBERGER LIMITED

UNAUDITED QUARTERLY DIVISION REVENUE BY GEOGRAPHY

(Stated in Millions)

	Nine Months 2020
	Q1				Q2				Q3				Nine Months
	Intl.	North America	Elims & other	Total Revenue	Intl.	North America	Elims & other	Total Revenue	Intl.	North America	Elims & other	Total Revenue	Intl.	North America	Elims & other	Total Revenue
Digital & Integration	$731	$152	$2	$885	$470	$145	$4	$619	$605	$134	$—	$739	$1,806	$431	$6	$2,243
Reservoir Performance	1,249	718	2	1,969	952	215	3	1,170	937	275	3	1,215	3,138	1,208	8	4,354
Well Construction	2,124	635	56	2,815	1,704	331	54	2,089	1,560	235	40	1,835	5,388	1,201	150	6,739
Production Systems	1,203	690	19	1,912	1,146	409	2	1,557	1,138	389	5	1,532	3,487	1,488	26	5,001
Eliminations & other	(82)	(15)	(29)	(126)	(48)	(3)	(28)	(79)	(30)	1	(34)	(63)	(160)	(17)	(91)	(268)

	$5,225	$2,180	$50	$7,455	$4,224	$1,097	$35	$5,356	$4,210	$1,034	$14	$5,258	$13,659	$4,311	$99	$18,069

	Full Year 2019
	Q1				Q2				Q3				Q4				2019
	Intl.	North America	Elims & other	Total Revenue	Intl.	North America	Elims & other	Total Revenue	Intl.	North America	Elims & other	Total Revenue	Intl.	North America	Elims & other	Total Revenue	Intl.	North America	Elims & other	Total Revenue
Digital & Integration	$767	$166	$2	$935	$817	$197	$3	$1,017	$817	$262	$2	$1,081	$871	$240	$1	$1,112	$3,272	$865	$8	$4,145
Reservoir Performance	1,296	1,010	2	2,308	1,385	1,023	1	2,409	1,436	1,021	3	2,460	1,392	725	5	2,122	5,509	3,779	11	9,299
Well Construction	2,089	738	63	2,890	2,173	718	69	2,960	2,255	696	70	3,021	2,292	662	55	3,009	8,809	2,814	257	11,880
Production Systems	1,072	761	60	1,893	1,281	778	(29)	2,030	1,324	782	6	2,112	1,382	732	18	2,132	5,059	3,053	55	8,167
Eliminations & other	(113)	(11)	(23)	(147)	(96)	(15)	(36)	(147)	(96)	(19)	(18)	(133)	(102)	(20)	(25)	(147)	(407)	(65)	(102)	(574)

	$5,111	$2,664	$104	$7,879	$5,560	$2,701	$8	$8,269	$5,736	$2,742	$63	$8,541	$5,835	$2,339	$54	$8,228	$22,242	$10,446	$229	$32,917

	Full Year 2018
	Q1				Q2				Q3				Q4				2018
	Intl.	North America	Elims & other	Total Revenue	Intl.	North America	Elims & other	Total Revenue	Intl.	North America	Elims & other	Total Revenue	Intl.	North America	Elims & other	Total Revenue	Intl.	North America	Elims & other	Total Revenue
Digital & Integration	$676	$187	$60	$923	$699	$200	$41	$940	$735	$192	$33	$960	$784	$207	$6	$997	$2,894	$786	$140	$3,820
Reservoir Performance	1,200	1,182	3	2,385	1,253	1,373	3	2,629	1,323	1,374	2	2,699	1,290	1,046	1	2,337	5,066	4,975	9	10,050
Well Construction	1,858	699	71	2,628	1,941	717	85	2,743	2,112	738	94	2,944	2,172	757	66	2,995	8,083	2,911	316	11,310
Production Systems	1,243	738	12	1,993	1,284	784	11	2,079	1,203	849	28	2,080	1,236	768	12	2,016	4,966	3,139	63	8,168
Eliminations & other	(36)	(27)	(37)	(100)	(30)	(15)	(43)	(88)	(97)	(22)	(60)	(179)	(138)	(17)	(11)	(166)	(301)	(81)	(151)	(533)

	$4,941	$2,779	$109	$7,829	$5,147	$3,059	$97	$8,303	$5,276	$3,131	$97	$8,504	$5,344	$2,761	$74	$8,179	$20,708	$11,730	$377	$32,815

SCHLUMBERGER LIMITED

UNAUDITED REVENUE BY GEOGRAPHAL AREA

(Stated in Millions)

	Nine Months 2020
	Q1	Q2	Q3	Nine Months
North America	$2,180	$1,097	$1,034	$4,311
Latin America	1,046	629	828	2,503
Europe/CIS/Africa	1,751	1,449	1,397	4,597
Middle East & Asia	2,428	2,146	1,985	6,559
Eliminations & other	50	35	14	99

	$7,455	$5,356	$5,258	$18,069

	Full Year 2019
	Q1	Q2	Q3	Q4	Full Year
North America	$2,664	$2,701	$2,742	$2,339	$10,446
Latin America	1,066	1,214	1,121	1,143	4,544
Europe/CIS/Africa	1,707	1,895	2,062	2,018	7,682
Middle East & Asia	2,338	2,451	2,553	2,674	10,016
Eliminations & other	104	8	63	54	229

	$7,879	$8,269	$8,541	$8,228	$32,917

	Full Year 2018
	Q1	Q2	Q3	Q4	Full Year
North America	$2,779	$3,059	$3,131	$2,761	$11,730
Latin America	929	1,004	1,042	1,038	4,013
Europe/CIS/Africa	1,672	1,783	1,816	1,842	7,113
Middle East & Asia	2,340	2,360	2,418	2,464	9,582
Eliminations & other	109	97	97	74	377

	$7,829	$8,303	$8,504	$8,179	$32,815